UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2007

MGP Ingredients, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Commercial Street

Box 130

Atchison, Kansas 66002

 (Address of principal executive offices) (Zip Code)

(913) 367-1480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 30, the Board of Directors approved the appointment of Robert Zonneveld as Vice President — Finance and Administration and Chief Financial Officer, effective September 17, 2007.  He will replace Brian Cahill, who has served as Chief Financial Officer since October 2002.  Mr. Cahill will remain with the Company as Executive Vice President of the Company’s distillery products segment.

Mr. Zonneveld, who is 42 years old, has served since March of 2005 as the chief financial officer of Gowan Company, an international marketer of crop protection products based in Yuma, Arizona.  There he was responsible for the organization’s finance, information systems, risk management and legal departments.  From 1995 to February of 2005, he was employed by Standard Commercial Corp., a company engaged in business as an international leaf tobacco merchant and processor and headquartered in Wilson, North Carolina.  He began as a manager of business planning and was promoted in 1998 to vice president of finance, in which capacity he served until 2005 when he joined Gowan Company.  As vice president finance, he had responsibility for supervising all global financial, cost accounting and budgeting functions and financial and operational analyses, maintaining banking and financing relationships, and establishing financial and internal controls.  He worked as consolidation accountant for Dimon, Inc., of Danville, Virginia from 1990 to 1992 and served as controller for TEIC, U.S., a subsidiary of Dimon, from 1992 to 1994.  From 1989 to 1990 he worked as a staff auditor for BDO Seidman, Greensboro, North Carolina.  Mr. Zonneveld has a bachelor of science degree from Guilford College in accounting and business management and is a certified public accountant.

In connection with his employment by the Company, he will receive a $10,000 signing bonus and a starting annual base salary of $195,000.

Item 7.01  Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release issued on August 30, 2007 by the Company relating to the appointment of a new chief financial officer of the Company.

Attached as Exhibit 99.2, and incorporated into this Item 7.01 by reference, is a press release issued on August 30, 2007 by the Company relating to a dividend on the common stock declared by the Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

99.1	Press Release dated August 30, 2007 relating to the appointment of a new chief financial officer, furnished solely for the purpose of incorporation by reference into Items 7.01 and 9.01.

99.2	Press Release dated August 30, 2007 relating to dividends, furnished solely for the purpose of incorporation by reference into Item 7.01 and 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: August 30, 2007	By:	/s/ Laidacker M. Seaberg
Laidacker M. Seaberg
Chairman of the Board and Chief Executive Officer